ASSET PURCHASE AGREEMENT AMENDMENT

This Amendment is made and entered into this 19th day of April 2005, by and between Gateway Venture Holdings Inc. a Nevada corporation ("Seller"), and Cal-Bay International (THE "Buyer") The parties hereto are collectively and individually referred to herein as the "Parties."
     RECITALS:

WHEREAS, both parties agree that the original Asset Purchase Agreement dated April 18, 2005 for Aspen Cove Resort was to include that Seller maintains 5% ownership of Aspen Cove Resort and will get 10% of net profits on an ongoing basis.

WHEREAS, both Parties agree that by signing below this Amendment will become a permanent part of the April 18, 2005 Asset Purchase Agreement and be bound by the language within the Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on August 19th, 2002. This agreement is final and binding and supercedes all previous agreements.



"SELLER"


                                        Date:
----------------------------------            -----------------------
By:  Rick Bailey - President / CEO


"BUYER"


                                        Date:
----------------------------------            -----------------------
By:  Roger Pawson-President / CEO


                                        1